UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

Enovix Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39753	20-5871008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 695-2350

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ENVXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 14, 2021 (the “Closing Date”), Enovix Corporation, a Delaware Corporation (“Legacy Enovix”), Rodgers Silicon Valley Acquisition Corp., a Delaware Corporation (the “RSVAC”), and RSVAC Merger Sub Inc., a Delaware Corporation and wholly owned subsidiary of RSVAC (“Merger Sub”), consummated the closing of the transactions contemplated by the Agreement and Plan of Merger, dated February 22, 2021, by and among RSVAC, Merger Sub and Legacy Enovix (the “Merger Agreement”),

Pursuant to the terms of the Merger Agreement, a business combination of RSVAC and Legacy Enovix was effected by the merger of Merger Sub with and into Legacy Enovix, with Legacy Enovix surviving as a wholly owned subsidiary of RSVAC (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Following the consummation of the Merger, Legacy Enovix changed its name to Enovix Operations Inc., and RSVAC changed its name from Rodgers Silicon Valley Acquisition Corp. to Enovix Corporation (the “Company”).

This Current Report on Form 8-K is being filed in order to include (a) the unaudited condensed consolidated financial statements of Legacy Enovix as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Enovix for the three and six months ended June 30, 2021 and 2020 and (c) additional factors that may affect the Company's future results (the "Company's Risk Factors").

Item 9.01 Financial Statements and Exhibits.

(a)
Financial statements.

The unaudited condensed consolidated financial statements of Legacy Enovix as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibits 99.2 and 99.3 and incorporated herein by reference are the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Enovix for the three and six months ended June 30, 2021 and 2020 and the Company's Risk Factors.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited condensed consolidated financial statements of Legacy Enovix as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Enovix for the three and six months ended June 30, 2021 and 2020.
99.3	Risk Factors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date: August 10, 2021	By:	/s/ Steffen Pietzke
Steffen Pietzke
Chief Financial Officer